CERTIFICATION UNDER SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002 (18 U.S.C 1350)

I, Nicholas Kaiser, certify that:

This certification is being furnished pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Registrant’s Semi-Annual Report on Form N-CSRS for the period ended November 30, 2022 (the “Report”).

 I hereby certify that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: 01/29/2024                                                   /s/Nicholas Kaiser                    President
                                                                              [Signature]                               [Title]

CERTIFICATION UNDER SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002 (18 U.S.C 1350)

I, Christopher Fankhauser, certify that:

This certification is being furnished pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Registrant’s Semi-Annual Report on Form N-CSRS for the period ended November 30, 2022 (the “Report”).

I hereby certify that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: 1/29/2024                                                      /s/Christopher Fankhauser         Treasurer
                                                                              [Signature]                               [Title]